ChromaDex Corporation

SUBSCRIPTION AGREEMENT

ChromaDex Corporation

c/o Bart Greenberg

Manatt Phelps & Phillips, LLP

695 Town Center Drive

Fourteenth Floor

Costa Mesa, CA 92626

Ladies and Gentlemen:

The undersigned ("Purchaser") hereby tenders this subscription to purchase (i) the number of shares (the "Shares") of restricted common stock ("Common Stock") of ChromaDex Corporation, a Delaware corporation ("ChromaDex" or the "Company") indicated on the signature page hereof, and (ii) a warrant to purchase the number of shares of Common Stock indicated on the signature page hereof, on the terms and subject to the conditions of the Warrant attached hereto as Attachment 1 ("Warrant"), for the purchase price indicated on such signature page. The Shares and Warrant purchased hereunder are sometimes collectively referred to herein as the "Securities." Contemporaneously herewith, Purchaser is delivering to the Company's legal counsel, Manatt, Phelps & Phillips, LLP, a check, made payable to the order of "Manatt, Phelps & Phillips, LLP," or funds by wire transfer to the client trust account of Manatt, Phelps & Phillips, LLP, each for the benefit of ChromaDex, in payment of the purchase price for the Securities being subscribed for pursuant hereto. The Company's legal counsel, Manatt, Phelps & Phillips, LLP, will maintain these funds in a segregated account until the Closing (as defined below).

Purchaser understands that this subscription may be rejected by the Company, at its sole and absolute discretion, for any reason or for no reason, and shall be deemed accepted by the Company only when it is signed by an authorized officer of the Company, at which time this Subscription Agreement shall become effective and binding ("Closing"). If the Company declines to accept this subscription, Purchaser will be immediately released from all obligations hereunder and all funds paid hereunder will be promptly returned to Purchaser without interest.

1. Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to the Company as follows:

(a) Purchaser recognizes that the Company's only significant asset is the Company's 100% interest in an early stage biotechnology company, ChromaDex, Inc., a California corporation ("ChromaDex"), which has a limited operating history and that investing in the Company involves a high degree of risk;

(b) Purchaser has reviewed the Company's recent filings with the Securities and Exchange Commission ("SEC"), including the 8-K it filed on June 24, 2008 (the "8-K"), the 10-K it filed on April 3, 2009 (the "10-K"), and the 10-Q it filed on May 15, 2009 and the 10-Q it filed on August 18, 2009 (collectively, the "10-Qs"), and has read and understood the information contained in the 8-K, the 10-K and the 10-Qs (collectively, the "Recent Securities Filings"), including, without limitation, the description of certain risks inherent in an investment in ChromaDex as described in the 8-K and the 10-K under a caption entitled "Risk Factors."

(c) Purchaser has had the opportunity to review and has fully reviewed and understands the Recent Securities Filings, and has been given full and complete access to information regarding the Company and ChromaDex and has utilized such access to Purchaser's satisfaction for the purpose of obtaining such information regarding the Company and ChromaDex as Purchaser has reasonably requested; and, particularly, Purchaser has been given reasonable opportunity to ask questions of, and receive answers from, authorized representatives of the Company concerning the terms and conditions of the offering of the Securities and to obtain any additional information;

(d) Purchaser understands that (i) ChromaDex has incurred substantial costs to develop its technology and to create its products and services, (ii) the Company and ChromaDex require the proceeds anticipated to be received pursuant to the offering of the Securities to fund ChromaDex's working capital and to execute its business plan; and (iii) the Company may need to raise additional funds through public or private debtor equity financings following this offering, which financings will dilute Purchaser's ownership interest;

(e) Purchaser is in a financial position to hold the Securities for an indefinite period of time and is able to bear the economic risk and withstand a complete loss of the investment in the Securities;

(f) Purchaser, either alone or with the assistance of Purchaser's professional advisors, has such knowledge and experience in financial and business matters that Purchaser is capable of evaluating the merits and risk of an investment in the Securities and has the net worth to undertake such risks;

(g) Purchaser has obtained, to the extent Purchaser deems necessary, professional advice with respect to the risks inherent in the investment in the Securities and the suitability of an investment in the Securities in light of Purchaser's financial condition and investment needs, and Purchaser has consulted and relied upon Purchaser's own tax advisors as to the federal and state tax consequences of purchasing the Securities, including the vehicle by which Purchaser's investment in the Securities is being made;

(h) Purchaser understands that there is a limited public market for the Securities and that Purchaser may be unable to liquidate this investment in the event of an emergency. Purchaser further realizes that Purchaser's rights to sell or transfer the Securities may be further limited by restrictions on sale and/or transfer under applicable state and federal laws;

(i) Purchaser understands that the Securities have not been registered under the Securities Act of 1933. as amended, or registered or qualified under the securities laws of any state and. therefore, may not be resold unless they are subsequently registered or qualified for sale under such laws or exemptions from such registration and qualification requirements are available and that the following legend will be placed on the certificate(s) representing the Securities:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF A CURRENT AND EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS WITH RESPECT TO SUCH SECURITIES, OR AN OPINION SATISFACTORY TO THE ISSUER AND ITS COUNSEL TO THE EFFECT THAT REGISTRATION 1S NOT REQUIRED UNDER THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS;

(j) Purchaser is acquiring the Securities (A) for investment purposes only, (B) with no intent to distribute the Securities, and (C) for Purchaser's own account and not as nominee for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person. trust or organization;

(k) Purchaser is a bona fide resident of, is domiciled in and received the offer and made the decision to invest in the Securities in the state to which notices are to be sent as set forth on the signature page hereof;

(I) Purchaser, if other than an individual, was not organized for the specific purpose of acquiring the Securities;

(m) This Subscription Agreement has been duly authorized by all necessary action on the part of Purchaser, has been duly executed by Purchaser (or if Purchaser is not an individual, by an authorized officer or representative of Purchaser), and is a legal, valid and binding obligation of Purchaser, enforceable in accordance with its terms;

(n) Purchaser is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended, and Purchaser agrees to furnish any additional information which the Company deems necessary in order to verify such status:

2. Indemnification. Purchaser understands the significance to the Company of the representations and warranties set forth in Section 1 hereof and understands that the Company will rely on these representations and warranties. Purchaser hereby agrees to defend, indemnify and hold harmless the Company and each of its officers, employees, directors, managers, control persons, affiliates, representatives, attorneys, accountants and agents from and against all demands, damages, losses, liabilities, costs and expenses (including attorneys' fees, judgments, fines, amounts paid in settlement) incurred as a result of or arising from Purchaser's breach of any of the representations, warranties or agreements made herein or in any of the other agreement executed by the Purchaser in connection herewith.

3. Representations and Warranties of the Company. The Company hereby represents and warrants to Purchaser as follows:

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as presently conducted;

(b) The Company has the corporate power and authority to execute, deliver and perform this Subscription Agreement and to issue, sell, and deliver the Securities being sold hereunder;

(c) Upon the acceptance and execution of this Subscription Agreement by the Company, this Subscription Agreement will be duly executed and will constitute a legal, valid and binding obligation of the Company enforceable in accordance with its terms; and

(d) When issued in accordance with the terms hereof, the Shares being sold hereunder and the shares of Common Stock issuable upon exercise of the Warrant will be duly authorized, validly issued, fully paid and nonassessable shares of the Company's Common Stock.

4. Right of First Refusal. Subject to Section 4(d), Purchaser shall only be entitled to transfer all or any portion of its, his or her Securities if Purchaser first complies with all of the provisions of this Section 4:

(a) If Purchaser desires to sell all or any portion of its, his or her Securities and has received an arms-length, bona fide offer to purchase such Securities, the undersigned shall deliver to the Company a written notice specifying the number and type of Securities to be sold, the name and address of the proposed purchaser or purchasers of such Securities, the price per Security offered by such proposed purchaser and the other material terms and conditions of each proposed sale (the "Sale Notice").

(b) The Company or, at its option, any assignee thereof, shall have the right to purchase from the undersigned all (and not less than all) of the Securities which the undersigned proposes to sell as described in the Sale Notice. The Company's or such assignee's right shall be exercisable within, and shall expire after, the 30 calendar day period commencing on the date of the Company's receipt of the Sale Notice. If the Company or such assignee desires to exercise its right, it shall do so by delivering to the undersigned a notice specifying such exercise. The sale and purchase of Securities from the undersigned to the Company or its assignee pursuant to this Section 4(b) shall be at the price per Security and subject to the terms and conditions specified in the Sale Notice.

(c) If, after complying with the applicable provisions of this Section 4, the Company or its assignee does not exercise its right to purchase all of the Securities offered by the undersigned, then Purchaser shall have the right, at any time within 60 days after the expiration of the Company's or its assignee's 30-calendar day exercise period to dispose of the number and type of Securities to the person described in the Sale Notice at the price per Security and subject to all of the terms and conditions specified in the Sale Notice. If the sale is not completed within such 60 day period, or the sale is not to be consummated at a price per Security at least equal to the price set forth in the Sale Notice or otherwise on terms and conditions not more favorable to the proposed purchaser than specified in the Sale Notice, then the Securities shall not be sold by the undersigned except after compliance again with the provisions of this Section 4.

(d) The Company's right of first refusal under this Section 4 shall terminate as to any Securities upon such time at which such Securities held by Purchaser can be sold in any three-month period without registration in compliance with Rule 144(k) of the Securities Act of 1933, as amended.

5. Lock Up Agreement. Purchaser hereby agrees that (i) during the period of time (not to exceed 160 days) (the "lock-up period") specified by any underwriter or underwriters of the Company's equity securities (or convertible debt securities) following the date of any sale to the general public pursuant to a registration statement of the Company filed under the Securities Exchange Act of 1933, Purchaser shall not, to the extent requested by such underwriter or underwriters, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of any equity securities of the Company held by Purchaser at any time during the lock-up period except securities included in such registration; (ii) Purchaser will execute a "lock-up agreement" for the benefit of the underwriter or underwriters in such form as such underwriter or underwriters may request for the purpose of confirming Purchaser's agreement as set forth in the foregoing clause; and (iii) in order to enforce the foregoing, the Company shall have the right to impose stop-transfer instructions with respect to the securities of Purchaser until the end of any lock-up period.

6 Registration Rights. Purchaser shall have certain registration rights with respect to the Shares on the terms and subject to the conditions of the Registration Rights Agreement in the form of Attachment 2 hereto (the "Registration Rights Agreement").

6. No Revocation. Purchaser agrees that this Subscription Agreement is irrevocable by the Purchaser and that this Subscription Agreement shall survive the death or disability of Purchaser.

7. Termination of Agreement. If this Subscription is rejected by the Company, then this Subscription Agreement shall be null and void and of no further force and effect, and no party shall have any rights against any other party hereunder. and the Company shall promptly return or cause to be returned to Purchaser this Subscription Agreement and the money tendered hereunder without interest.

8. Notices. All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid. or delivered by facsimile with written confirmation of receipt to Purchaser at the address set forth on Purchaser's signature page hereto and to the Company at the address set forth on the cover hereof, or at such other place as the Company or Purchaser may designate by written notice to the other party.

9. Expenses. Each party will pay its own expenses relating to this Subscription Agreement and the purchase of the Common Stock contemplated hereby.

10. Amendments. Unless otherwise expressly provided herein or any document attached hereto, neither this Subscription Agreement nor any term hereof may be changed, waived, discharged or terminated orally but only with the written consent of Purchaser and the Company.

11. Counterparts; Facsimile. This Subscription Agreement may be executed in any number of counterparts and may be delivered by telecopy or facsimile, each of which shall be an original but all of which taken together shall constitute one Subscription Agreement.

12. Governing Law. This Subscription Agreement and all amendments hereto shall be governed by and construed in accordance with the laws of the State of California.

13. Severability. In case any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby.

(SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT)

(FOR CORPORATIONS, PARTNERSHIPS, AND TRUSTS)

Purchaser hereby subscribes to purchase 1,916,811 shares of Common Stock from the Company for a per share purchase price of $0.5217 per share and an aggregate purchase price of $1,000,000.30 (i.e., the total number of shares being purchased multiplied by $0.5217)

Notwithstanding anything herein to the contrary, the shares of Common Stock to be purchased by Purchaser hereunder shall be purchased by Purchaser in two separate transactions, as follows:

1. Concurrently with the execution of this Agreement, Purchaser shall purchase 958,406 shares of Common Stock for an aggregate purchase price of $500,000.41; and

2. On or before December 20, 2009, Purchaser shall purchase the remaining 958,405 shares of Common Stock (the "Additional Shares") for an aggregate purchase price of $499,999.89 (the "Additional Consideration").

Purchaser hereby also subscribes to purchase, at no additional cost or expense to Purchaser, a Warrant to purchase an additional 1,333,334 shares of Common Stock (the "Warrant Shares"), on the terms and subject to the conditions of the Warrant attached as Attachment 1 to this Subscription Agreement. In the event that Purchaser does not tender the Additional Consideration to the Company on or before December 20, 2009, then the number of Warrant Shares shall automatically be reduced from 1,333,334 to 666,667.

Jinke Group (Hong Kong) Ltd Date: November 29____________, 2009

Print or Type Purchaser's Name

By: /s/ Chunhua Li______________

Signature of Authorized Signatory

Chunhua Li _

Print or Type Name of Authorized Signatory

Chairman and CEO _

Title of Authorized Signatory

Jinke Group (Hong Kong) Ltd

Name in which shares should be registered

Address to Which Correspondence Should be Directed:

Street address

City, State and Zip Code

Tax Identification or Social Security Number

( )

Telephone Number

ACCEPTANCE BY THE COMPANY

This Subscription Agreement, which has been tendered by Jinke Group (Hong Kong) Ltd for the purchase of shares of Common Stock of ChromaDex Corporation, and the related Warrant, for an aggregate purchase price of $1,000,000.30 is hereby accepted.

CHROMADEX CORPORATION

a Delaware corporation

By: /s/ Frank L. Jaksch Jr.

Frank L. Jaksch, Jr.

President

Date November 29,, 2009

Attachment 1

Form of Warrant

THIS WARRANT AND ANY SECURITIES TO BE ISSUED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE LAWS. THE WARRANT AND SUCH SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND THE LAWS OF ANY APPLICABLE STATE OR OTHER JURISDICTION, OR AN EXEMPTION THEREFROM, THE AVAILABILITY OF WHICH MUST BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

No. W-[______] November 29, 2009

WARRANT TO PURCHASE SHARES OF COMMON STOCK

of

CHROMADEX CORPORATION

This certifies that, for value received Jinke Group (Hong Kong) Ltd or its registered assigns ("Holder"), is entitled, subject to the terms set forth below, to purchase from ChromaDex Corporation, a Delaware corporation (the "Company"), 1,333,334 shares (the "Warrant Shares") of Common Stock, $0.001 par value per share, of the Company ("Common Stock"), subject to adjustment as set forth herein, at an exercise price (the "Exercise Price") of $0.80 per Warrant Share, subject to adjustment as set forth herein. Notwithstanding the foregoing, in the event that Holder does not tender the Additional Consideration (as defined in the Subscription Agreement to which this form of Warrant was originally attached) to the Company on or before December 20, 2009 (a "Warrant Share Reduction Event"), then the number of Warrant Shares shall automatically be reduced from 1,333,334 to 666,667.

1. Term of Warrant. Subject to the terms and conditions set forth herein, this Warrant shall only be exercisable, in whole or in part, during the period (the "Exercise Period") beginning on the date hereof (the "Effective Date") and ending on the Expiration Date; provided, however, that this Warrant shall only be exercisable beginning on the Effective Date with respect to 666,667 of the Warrant Shares and, subject to the absence of any Warrant Share Reduction Event, shall only be exercisable with respect to the remaining 666,667 of the Warrant Shares beginning on December 21, 2009. As used herein, the "Expiration Date") shall mean fifth anniversary of the Effective Date; provided, however, that if the fair market value of the Common Stock is traded on a national securities exchange, the Nasdaq Market System or the over-the-counter market, and the average of the last reported sales price on the trading day immediately preceding the date of valuation at which the Common Stock has traded on such national securities exchange, the Nasdaq Market System or the average of the bid and asked prices on the over-the-counter market on the date of valuation, is no less than $1.60 for at least 90 consecutive trading days, then effective immediately upon the Company's written notification to Holder of the same (the "Notice Date"), the Expiration Date shall be either (i) the fifth anniversary of the Effective Date or (ii) the one-year anniversary of the Notice Date, whichever is the first to occur.

2. Exercise of Warrant.

a. Subject to the terms and conditions set forth herein, the purchase rights represented by this Warrant are exercisable by the Holder in whole or in part, at any time, or from time to time, during the Exercise Period, by the surrender of this Warrant and a notice of exercise in the form attached hereto as Annex A (the "Notice of Exercise") duly completed and executed by or on behalf of the Holder, at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder), and upon payment of the Exercise Price for each of the Warrant Shares to be issued pursuant to such exercise (i) in cash or other immediately available funds or (ii) by a cashless exercise in accordance with Section 2(c). This Warrant may not be exercised for less than 500 Warrant Shares at a time (or such lesser number of Warrant Shares which may then constitute the maximum number purchasable pursuant to this Warrant); such number being subject to adjustment for stock splits, stock dividends, mergers, reclassifications, recapitalizations and the like, occurring on or after the date hereof.

b. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Warrant Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such Warrant Shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within 20 days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of Warrant Shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of Warrant Shares for which this Warrant may then be exercised.

c. Notwithstanding any provisions herein to the contrary, in lieu of exercising this Warrant through the payment of the Exercise Price with cash or other immediately available funds, the Holder may elect to receive Warrant Shares with a value equal to the value (as determined below) of this Warrant (or the portion thereof being exercised) by surrender of this Warrant together with the properly endorsed Notice of Exercise and notice of such election in which event the Company shall issue to the Holder a number of Warrant Shares computed using the following formula:

X = Y (A-B)

A

Where X = the number of Warrant Shares to be issued to the Holder

Y = the number of Shares purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised

A = the fair market value of one Warrant Share (at the date of such calculation)

B = Exercise Price

For purposes of the above calculation, the fair market value of one Warrant Share shall mean, if the Common Stock is traded on a national securities exchange, the Nasdaq Market System or the over-the-counter market, the average of the last reported sales price on the trading day immediately preceding the date of valuation at which the Common Stock has traded on such national securities exchange, the Nasdaq Market System or the average of the bid and asked prices on the over-the-counter market on the date of valuation. If the Common Stock is not publicly traded, the fair market value per Warrant Share shall be determined by the Board of Directors of the Company based upon the fair market value of the Warrant Share if the Company were to be sold as a going concern and without regard to any discount for the lack of liquidity or on the basis that the relevant securities do not constitute a majority or controlling interest in the Company.

3. No Fractional Shares or Scrip. No fractional Warrant Shares or scrip representing fractional Warrant Shares shall be issued upon the exercise of this Warrant. In lieu of any fractional Warrant Shares to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the fair market value (as defined above) of one Warrant Share multiplied by such fraction.

4. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

5. Rights as Stockholders. The Holder, as a holder of this Warrant, shall not be deemed the holder of Warrant Shares for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised as provided herein.

6. Transfer of Warrant.

a. Warrant Register. The Company will maintain a register (the "Warrant Register") containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change its address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

b. Transferability and Nonnegotiability of Warrant. This Warrant may not be transferred or assigned in whole or in part without compliance with (i) Section 4 (Right of First Refusal) of the Subscription Agreement dated _______________, 2009, by and between Holder and the Company, and (ii) all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). Subject to such compliance, title to this Warrant may be transferred by endorsement by the Holder executing the assignment form attached hereto as Annex B (the "Assignment Form") and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

c. Exchange of Warrant Upon a Transfer. Upon surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to compliance with the other provisions of this Section 6, the Company at its expense shall issue to or on the order of the transferee a new warrant or warrants of like tenor, in the name of the transferee or as the transferee may direct, for the number of Warrant Shares then issuable upon exercise hereof.

7. Reservation of Shares. The Company covenants that, during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued shares of Common Stock a sufficient number of shares of Common Stock to provide for the issuance of all Warrant Shares issuable upon the exercise of this Warrant and, from time to time, will take all steps necessary to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant. The Company further covenants that all Warrant Shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price pursuant to Section 2(a)(i) or Section 2(a)(ii), all as set forth herein, will be fully paid, nonassessable, free of preemptive rights (other than preemptive rights which have been waived) and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for Warrant Shares upon the exercise of this Warrant.

8. Adjustment of Exercise Price and Number of Shares. The Exercise Price and the number of Warrant Shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 8. Upon each adjustment to the Exercise Price, the Holder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Exercise Price resulting from such adjustment.

a. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

b. If at any time or from time to time the holders of Common Stock shall have received or become entitled to receive, without further payment therefor,

(i) shares of Common Stock or any shares of capital stock or other securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution,

(ii) any cash paid or payable otherwise than as a cash dividend, or

(iii) shares of Common Stock or additional stock or other securities or other property (including cash) by way of spinoff, split-up, merger, reclassification, recapitalization, combination of shares or similar corporate rearrangement (other than shares of Common Stock issued as a stock split or adjustments in respect of which shall be covered by the terms of Section 8(a)), then and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of shares, capital stock, securities and other property (including cash in the cases referred to in clauses (ii) and (iii) above) which such Holder would hold on the date of such exercise had Holder been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares, capital stock, securities and other property.

c. If any change in the outstanding Common Stock of the Company or any other event occurs as to which the other provisions of this Section 8 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder in accordance with such provisions, then the Board of Directors of the Company shall make an adjustment in the number and class of shares issuable under the Warrant, the Exercise Price or the application of such provisions, so as to protect such purchase rights as aforesaid. The adjustment shall be such as will give the Holder upon exercise for the same aggregate Exercise Price the total number, class and kind of shares, capital stock, securities and other property as he would have owned had the Warrant been exercised for Warrant Shares prior to the event and had he continued to hold such Warrant Shares until after the event requiring adjustment.

9. Notices. In case:

a. the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of any class or any other securities, or to receive any other right, or

b. of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another entity, or any conveyance of all or substantially all of the assets of the Company to another corporation, or

c. of any actual or "deemed" liquidation, dissolution or winding up of the Company, including, without limitation, any of the following transactions: (A) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) that results in the transfer of 50% or more of the outstanding voting power of the Company; or (B) a sale of all or substantially all of the assets of the Company (each, a "Liquidation Event"), or

d. of any sale of the Common Stock in an underwritten public offering pursuant to a registration statement on Form S-1 or Form SB 2 or any comparable successor form then in effect under the Securities Act of 1933, as amended (a "Initial Public Offering"), then, and in each such case, the Company will mail or cause to be mailed to the Holder or Holders a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, Liquidation Event or the Initial Public Offering is to take place, and the time, if any is to be fixed, as of which the holders of record of shares of Common Stock shall be entitled to exchange their Warrant Shares for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, Liquidation Event or the Initial Public Offering. Such notice shall be mailed at least 30 days prior to the date therein specified.

10. Amendments. This Warrant and any term hereof, may be changed, waived, discharged or terminated only by an instrument signed by the Company and the Holder. No waivers of, or exceptions to, any term, condition or provisions of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

11. Miscellaneous.

a. This Warrant shall be governed by and construed in accordance with the laws of the State of California, without reference to the conflict of law principles thereof.

b. This Warrant shall bind the Company, its successors and assigns, and shall benefit and bind the Holder, the Holder's successors and permitted assigns.

c. The Section headings in this Warrant have been included solely for ease of reference and shall not be considered in the interpretation or construction of this Warrant. All references in this Warrant to "Sections" shall be construed as references to numbered Sections of this Warrant.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed and issued by its duly authorized representative on the date first above written.

THE "COMPANY":

CHROMADEX CORPORATION,

a Delaware corporation

By: /s/ Frank L Jaksch Jr___

Its: CEO

[Remainder of Page Intentionally Left Blank - Holder's Signature Page Follows]

HOLDER'S COUNTERPART SIGNATURE PAGE
TO
WARRANT

The undersigned Holder agrees to be bound by the terms of the Warrant of ChromaDex Corporation, a Delaware corporation, executed by the Company in favor of the undersigned Holder, and agrees to all of the terms thereof.

Date: November 29, 2009	Name of Entity: Jinke Group (Hong Kong) Ltd Signature: /s/ Chunhua Li Title of Signatory: Chairman

Annex A

NOTICE OF EXERCISE

To: ChromaDex Corporation

(1) The undersigned hereby (A) elects to purchase _____ shares of Common Stock of ChromaDex Corporation pursuant to the provisions of Section 2(a) of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full, or (B) elects to exercise this Warrant for the purchase of _____ shares of Common Stock, pursuant to the provisions of Section 2(c) of the attached Warrant.

(2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the Warrant Shares to be issued upon exercise hereof are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned will not offer, sell or otherwise dispose of any such Warrant Shares except under circumstances that will not result in a violation of applicable federal and state securities laws.

(3) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

__________________________________________

(Name)

(4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

__________________________________________

(Name)

___________________ __________________________________________

(Date) (Signature)

Annex B

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of Warrant Shares set forth below:

Name of Assignee Address No. of Warrant Shares

The Assignee acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances which will not result in a violation of applicable federal and state securities laws.

Date:__________________

__________________________________________

Signature of Holder

__________________________________________

Signature of Assignee

Attachment 2

Form of Registration Rights Agreement

This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of this 29th day of November 2009, by and among CHROMADEX CORPORATION, a Delaware corporation (the "Company"), and the person set forth on the signature page to this Agreement the "Investor").

R E C I T A L S

A. The Company and the Investor have executed a Subscription Agreement dated of even date herewith (the "Purchase Agreement"), pursuant to which, among other things, the Investor is purchasing (i) the number of shares (the "Shares") of restricted common stock ("Common Stock") of the Company indicated on the signature page thereof, and (ii) a warrant to purchase a number of shares of Common Stock equal to twice the number of the Shares, on the terms and subject to the conditions of the Warrant attached thereto as Attachment 1.

B. The execution and delivery of this Agreement is a condition precedent to the consummation of the transactions contemplated by the Purchase Agreement. All capitalized terms used herein, but which are not otherwise defined, shall have the meanings given to them in Purchase Agreement.

A G R E E M E N T

In consideration of the mutual promises and covenants set forth herein, the parties, intending to be legally bound, agree as follows:

1. Registration Rights.

1.1 Definitions. For purposes of this Agreement:

(a) The term "Act" means the Securities Act of 1933, as amended.

(b) The term "1934 Act" means the Securities Exchange Act of 1934, as amended.

(c) The term "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

(d) The term "Registrable Securities" means the Shares and any Common Stock of the Company issued as a dividend or other distribution with respect to, or in exchange for, or in replacement of, the Shares. In addition, the Shares and such other shares of Common Stock, if any, shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, including sales made pursuant to Rule 144 promulgated under the Act, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale.

(e) The term "SEC" shall mean the Securities and Exchange Commission.

1.2 Request for Registration.

(a) Subject to the conditions of this Section 1.2, if the Company shall receive at any time after the five-year anniversary of the date of this Agreement a written request from the Investor that the Company file a registration statement under the Act covering the registration of Registrable Securities with aggregate gross proceeds to the Company of at least $1,000,000; then the Company shall use all reasonable efforts to effect, as soon as practicable, the registration under the Act of all Registrable Securities that the Investor requests to be so registered.

(b) If the Investor intends to distribute the Registrable Securities covered by its request by means of an underwriting, it shall so advise the Company as a part of its request. In such event the right of the Investor to include its Registrable Securities in such registration shall be conditioned upon the Investor's participation in such underwriting and the inclusion of the Investor's Registrable Securities in the underwriting (unless otherwise mutually agreed by the Company and the Investor) to the extent provided herein. The Investor shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company (which underwriter or underwriters shall be reasonably acceptable to the Investor). Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Company that marketing factors require a limitation of the number of securities underwritten (including Registrable Securities), then the Company shall so advise the Investor. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

(c) The Company shall not be required to effect a registration pursuant to this Section 1.2:

(1) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction, and except as may be required under the Act;

(2) after the Company has effected two (2) registrations pursuant to this Section 1.2, and such registrations have been declared or ordered effective;

(3) during the period starting with the date 90 days prior to the Company's good faith estimate of the date of the filing of, and ending on the date 180 days following the effective date of, a Company-initiated registration subject to Section 1.3, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

(4) if the Company shall furnish to the Investor a certificate signed by the Company's Chief Executive Officer or Chairman of the Board stating that, in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the request of the Investor; provided that such right to delay a request shall be exercised by the Company not more than once in any 12-month period, and provided, further, that the Company shall not register any securities for the account of itself or any other stockholder during such 120-day period (other than a registration relating solely to the sale of securities of participants in a Company stock plan, a registration relating to a corporate reorganization or transaction under Rule 145 of the Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered).

1.3 Company Registration.

(a) If the Company proposes to register (including for this purpose a registration initiated by the Company for stockholders other than the Investor) any of its stock or other securities under the Act in connection with the public offering for cash of such securities (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a registration relating to a corporate reorganization or other transaction under Rule 145 of the Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered), the Company shall, at such time, notify the Investor in writing at least 45 days prior to such registration. Upon the written request of the Investor given within 15 days after delivery of such notice by the Company in accordance with Section 2.4, the Company shall, subject to the provisions of Section 1.3(c), use all reasonable efforts to cause to be registered under the Act all of the Registrable Securities that the Investor has requested to be registered. The Investor's written request shall state the number of Registrable Securities the Investor wishes to include in such registration statement.

(b) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 1.3 prior to the effectiveness of such registration, whether or not the Investor has elected to include securities in such registration. The expenses of such withdrawn registration shall be borne by the Company in accordance with Section 1.6.

(c) The Company shall not be required to include in any registration and underwriting to which this Section 1.3 is applicable the Registrable Securities of the Investor if it fails to execute the underwriting agreement entered into between the Company and the underwriter or underwriters selected by it. In addition, the Company shall be required to include in the offering only that number of Registrable Securities that the underwriters determine in good faith will not jeopardize the success of the offering.

(d) Registration pursuant to this Section 1.3 shall not be deemed to be a request for registration as described in Section 1.2. Except as otherwise provided herein, there shall be no limit on the number of times the Investor may request registration of Registrable Securities under this Section 1.3.

1.4 Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective;

(b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary or advisable to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement;

(c) furnish to the Investor such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as it may reasonably request in order to facilitate the disposition of Registrable Securities owned by it;

(d) use reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions as shall be reasonably requested by the Investor, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;

(f) notify the Investor at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(g) cause all such Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange and/or quoted on each broker-dealer network on which similar securities issued by the Company are then listed and/or quoted;

(h) provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration; and

(i) use its best efforts to furnish, at the request of the Investor, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (x) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Investor and (y) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Investor.

1.5 Information from Investor. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of the Investor that the Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such the Investor's Registrable Securities.

1.6 Expenses of Registration. All expenses other than underwriting discounts, commissions and stock transfer taxes incurred in connection with registrations, filings or qualifications pursuant to Sections 1.2 and 1.3 , including (without limitation) all registration, filing and qualification fees, printer's and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees of one special counsel for the Investor (not to exceed $10,000) shall be borne by the Company. Notwithstanding the foregoing, the Company shall not (subject to the last sentence of this Section 1.6) be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2  if the registration request is subsequently withdrawn at the request of the Investor (in which case the Investor shall bear such expenses). In the case of a registration requested under Section 1.2 that is so withdrawn, the Investor agrees to forfeit its right to one (1) demand registration pursuant to Section 1.2.

1.7 Delay of Registration. The Investor shall not have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

1.8 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

(a) To the extent permitted by law, the Company will indemnify and hold harmless the Investor, the partners, members, managers, officers, directors and stockholders of the Investor, legal counsel and accountants for the Investor, any underwriter (as defined in the Act) for the Investor and each person, if any, who controls the Investor or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary or final prospectus contained therein, and any amendments, supplements or exhibits thereto, or in any state "blue sky" filing required in connection therewith, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Act, the 1934 Act or any state securities laws, and the Company will reimburse the Investor, underwriter, controlling person or other aforementioned person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, provided, however, that the indemnity agreement contained in this Section l.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Investor, underwriter, controlling person or other aforementioned person, and provided further, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of the Investor or underwriter or other aforementioned person, or any person controlling the Investor or underwriter, from whom the person asserting any such losses, claims, damages or liabilities purchased shares in the offering, if a copy of the prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of the Investor or underwriter or other aforementioned person to such purchaser, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the shares to such person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

(b) To the extent permitted by law, the Investor will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, and legal counsel and accountants for the Company, any underwriter, against any losses, claims, damages or liabilities to which any of the foregoing persons may become subject, under the Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Act, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Investor expressly for use in connection with such registration, and the Investor will reimburse any person intended to be indemnified pursuant to this Section l.8(b), for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, provided, however, that the indemnity agreement contained in this Section 1.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Investor (which consent shall not be unreasonably withheld). In no event shall any indemnity under this Section l.8(b) exceed the net proceeds from the offering received by the Investor.

(c) Promptly after receipt by an indemnified party under this Section 1.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.8, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties, provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time after the commencement of any such action, if prejudicial to the indemnifying party's ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.8, but the omission so to deliver written notice to the indemnifying party will not relieve the indemnifying party of any liability that it may have to any indemnified party otherwise than under this Section 1.8.

(d) If the indemnification provided for in this Section 1.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations, provided, however, that no contribution from the Investor, when combined with any amounts paid by the Investor pursuant to Section 1.8(b), shall exceed the gross proceeds from the offering received by the Investor. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f) The obligations of the Company and the Investor under this Section 1.8 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

1.9 Termination of Registration Rights. The Investor shall not be entitled to exercise any right provided for in this Section 1 after the earliest of (a) eight years after the date of this Agreement, (b) a Deemed Liquidation (as defined in the Company's charter documents), or (c) such time at which all Registrable Securities held by the Investor (and any affiliate of the Investor with whom the Investor must aggregate its sales under Rule 144) can be sold in any three-month period without registration in compliance with Rule 144 of the Act.

2. Miscellaneous.

2.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

2.2 Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed by and construed under the laws of the State of California, as applied to agreements among California residents entered into and to be performed entirely within California without giving effect to principles of conflicts of law.

2.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

2.4 Notices. Unless otherwise provided, any notice under this Agreement shall be given in writing and shall be deemed effectively delivered (a) upon personal delivery to the party to be notified, (b) upon confirmation of receipt by fax by the party to be notified, (c) one-business day after deposit with a reputable overnight courier, prepaid for overnight delivery and addressed as set forth in (d), or (d) three (3) days after deposit with the United States Postal Service, postage prepaid, registered or certified with return receipt requested and addressed to the party to be notified at the address indicated for such party on the exhibits hereto, or at such other address as such party may designate by 10 days advance written notice to the other party given in the foregoing manner.

2.5 Entire Agreement; Amendments and Waivers. This Agreement and the documents referred to herein constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants, except as specifically set forth herein or therein. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor.

2.6 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

IN WITNESS WHEREOF, the Company has caused this Investors' Rights Agreement to be executed and issued by its duly authorized representative on the date first above written.

THE "COMPANY":

CHROMADEX CORPORATION,

a Delaware corporation

By: /s/ Frank L Jaksch Jr.

Frank L. Jaksch, Jr.

President

[Remainder of Page Intentionally Left Blank - Investor Signature Pages Follow]

INVESTOR'S COUNTERPART SIGNATURE PAGE
TO
REGISTRATION RIGHTS AGREEMENT

The undersigned Investor agrees to be bound by the terms of the Registration Rights Agreement of ChromaDex Corporation, a Delaware corporation, executed by the Company in favor of the undersigned Investor, and agrees to all of the terms thereof.

Date: November 29, 2009	Name of Entity: Jinke Group (Hong Kong) Ltd Signature: /s/ Chunhua Li Title of Signatory: Chairman